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MINNESOTA MUTUAL                                                                                      NUVEEN PREMIER ADVISER ANNUITY
                                                                                                        VARIABLE ANNUITY APPLICATION
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Distributed by John Nuveen & Co., Incorporated
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Issued by The Minnesota Mutual Life Insurance Company-Nuveen Annuity Services-G6-9000-PO Box 64872-St. Paul, Minnesota 55164-0872
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             Toll Free 1-800-924-6277              Fax (651) 665-4747              Local (651) 665-4770
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OWNER (PLEASE PRINT)                                             ANNUITANT (IF OTHER THAN OWNER)
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OWNER NAME                                                       ANNUITANT NAME

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ADDRESS                                                          ADDRESS

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CITY                                      STATE  ZIP CODE        CITY                                      STATE  ZIP CODE

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DATE OF BIRTH  SEX      TAXPAYER ID (SSN or TIN) DAYTIME PHONE   DATE OF BIRTH  SEX     TAXPAYER ID (SSN or TIN)  DAYTIME PHONE
               / /M / /F                                                        / /M / /F
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JOINT OWNER (OPTIONAL-SPOUSE ONLY)                               JOINT ANNUITANT (OPTIONAL)
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JOINT OWNER NAME                                                 JOINT ANNUITANT NAME

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ADDRESS (IF DIFFERENT FROM OWNER'S)                              ADDRESS

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CITY                                      STATE  ZIP CODE        CITY                                      STATE  ZIP CODE

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DATE OF BIRTH  SEX      TAXPAYER ID (SSN OR TIN) DAYTIME PHONE   DATE OF BIRTH  SEX     TAXPAYER ID (SSN OR TIN)  DAYTIME PHONE
               / /M / /F                                                        / /M / /F
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BENEFICIARY (INDICATE CLASS 1 FOR PRIMARY AND CLASS 2 FOR CONTINGENT)
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      CLASS      % SPLIT          NAME               RELATIONSHIP           DATE OF BIRTH        SEX          SSN or TIN
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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                                                                                             / /M / /F
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TYPE OF CONTRACT                                              PURCHASE PAYMENT ALLOCATION
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/ / Deferred annuity with a Maturity Date of __/01/___.       Purchase Payments may be allocated to one or more of the Fixed
    If none selected, the Maturity Date will be the           Accounts or sub-accounts of the Variable Account.  During the
    later of the first of the month following the             free-look period, plus ten days, following receipt of the first
    annuitant's 85th birthday or ten years after              Purchase Payment into this contract, Purchase Payments directed
    issue.                                                    to the variable sub-accounts will be allocated to the Money
                                                              Market sub-account of the Variable Account.  At the end of this
/ / Immediate annuity commencing the first of _________       period, the Purchase Payments will be transferred as you have
    (month).  Fixed immediate will be allocated to the 1      directed below.
    year fixed account. (Please attach Annuity Payment
    Request.)
--------------------------------------------------------------      % 1 Year Fixed Account        % Index 500
TYPE OF PLAN                                                  ------                        ------
--------------------------------------------------------------      % 3 Year Fixed Account        % International Equity
/ / Non-Qualified (NQ)                                        ------                        ------
   / / 1035 Exchange (attach appropriate forms)                     % 5 Year Fixed Account        % Money Market
   / / Under the ____(state) Uniform Transfers                ------                        ------
       to Minor Act                                                 % 7 Year Fixed Account        % Mortgage Securities
                                                              ------                        ------
/ / Individual Retirement Annuity (IRA)                             % 10 Year Fixed Account       % Real Estate Securities
   / / Purchase Payment                                       ------                        ------
   / / Rollover (attach appropriate forms)                          % Balanced                    % Small Company
   / / Transfer (attach appropriate forms)                    ------                        ------
                                                                    % Blue Chip Growth            % Small Company Value
/ / Simplified Employee Pension (SEP)                         ------                        ------
                                                                    % European Value              % Strategic Income
/ / Savings Incentive Match Plans for Employees (SIMPLE)      ------                        ------
                                                                    % Global Bond                 % Value Stock
/ / Tax Sheltered Annuity (IRC Section 403(b)) - (TSA)        ------                        ------
                                                                    % Growth and Income       100 % TOTAL
/ / Qualified Retirement Plan (IRC Section 401)               ------

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John Nuveen & Co., Incorporated                       PAGE 1 OF 2                       The Minnesota Mutual Life Insurance Company
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97-9424
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PURCHASE PAYMENT METHOD (CHECK ALL THAT APPLY)
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/ / $_________ remitted with application                        / / Direct Transfer/1035 Exchange/Rollover
    / / $________ as Cash Rollover                              / / Automatic Payment Plan (attach authorization and voided check)
                                                                    Commencing on Month ___________ Day ______
    / / $________ for tax year _________                        / / Other _________________________
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PURCHASE PAYMENT REMINDER NOTICE (CHECK ONE IF APPLICABLE)
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/ / Send Individual Purchase Payment Reminder Notice (IRA,      / / Send Purchase Payment Reminder Notice to EMPLOYER*
    Non-qualified only) on the 1st day of ________ (month)          beginning ___________ (month) for $ ________________
    for $ ____________ and continuing                               and continuing

   / / Quarterly     / / Semi-Annually    / / Annually              / / Annually (1)   / / Semi-Annually (2)  / / Quarterly (4)
                                                                    / / Monthly (12)   / / Semi-Monthly (24)  / / Bi-Weekly (26)
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*EMPLOYER NAME (if other than owner)      ADDRESS                                      CITY, STATE, ZIP

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REPLACEMENT
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Will this contract replace or change an existing insurance or annuity contract? / /Yes / /No  Submit replacement forms if applicable.
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INSURANCE COMPANY                                                   CONTRACT NUMBER

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SPECIAL INSTRUCTIONS
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OWNER/ANNUITANT SIGNATURES
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I represent that the statements and answers in this application are full, complete and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF THE CURRENT VARIABLE ACCOUNT AND
THE FUNDS PROSPECTUSES FOR THE VARIABLE ANNUITY.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON
THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  Amounts payable under this contract, when part of the Fixed Account with a Guarantee Period of more than one year, may be subject to a Market Value
Adjustment when withdrawals or other payments are made prior to the Renewal Date of the Guarantee Period.
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SIGNED AT (City, State)            SIGNATURE OF OWNER                     SIGNATURE OF ANNUITANT (if other than owner)
                                   X                                      X
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DATE                               SIGNATURE OF JOINT OWNER               SIGNATURE OF JOINT ANNUITANT (if other than joint owner)
                                   X                                      X
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The Prospectuses for the Variable Account and the Funds refer to a Statement of Additional Information.  Would you like us to send you copies?  / / Yes / / No
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BROKER INFORMATION (LICENSING APPOINTMENT WITH MINNESOTA MUTUAL IS REQUIRED)
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To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or annuity contract.  I certify that a current prospectus was delivered.  No written sales materials were used other than those approved by John Nuveen &
Co., Incorporated.
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BROKER CODE          BROKER NAME                                          BROKER SIGNATURE
                                                                          X
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BRANCH CODE          BRANCH NAME                                          CLIENT BROKERAGE ACCOUNT NUMBER

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FIRM CODE            FIRM NAME                                            AUTHORIZED SIGNATURE OF FIRM
                                                                          X
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SPECIAL NOTIFICATION INSTRUCTIONS
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/ / Assign contract number and case number (if applicable) immediately and notify broker at fax number ____________, telephone number _____________, or electronic mail address ____________________________________________________.
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THIS APPLICATION BECOMES EFFECTIVE ONLY UPON ITS ACCEPTANCE BY THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY.
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ACCEPTED BY                            DATE                CONTRACT NUMBER               CASE NUMBER

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John Nuveen & Co., Incorporated                       PAGE 2 OF 2                       The Minnesota Mutual Life Insurance Company
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97-9424
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